Distribution Agreements	12 Months Ended
Dec. 31, 2021
Distribution Agreements
Distribution Agreements

Note 15. Distribution Agreements

ViBone Exclusivity Agreement

In August 2018, the Company entered into an agreement with Surgalign Holdings, Inc. (formerly RTI Surgical, Inc.) (“Surgalign Holdings”) for the exclusive distribution in the United States of the Company’s ViBone® cellular bone product. Such agreement includes requirements that Surgalign Holdings purchase certain annual minimum quantities for years 2019 through 2021 and also included an upfront payment of $2.0 million for the exclusivity. Such upfront payment was recorded as deferred revenue and was amortized into revenue through the 2021 minimum purchase period. During each of the years ended December 31, 2021 and 2020, Aziyo recognized approximately $0.6 million as revenue.

Significant Customers

The Company sells certain of its products under large contract manufacturing or distribution arrangements. The following table presents percentage of total revenues derived from the Company’s largest customers:

	Year Ended December 31,
	2021	2020
Percent of revenues derived from:
Medtronic Sofamor Danek USA	11%	17%
Surgalign Holdings	10%	10%

	December 31,
	2021	2020
Percent of accounts receivable derived from:
Medtronic Sofamor Danek USA	—%	34%
Surgalign Holdings	12%	13%

In June 2021, Medtronic notified the Company that sales of FiberCel Viable Bone Matrix (“FiberCel) as well as all such other Non-Core products supplied to Medtronic would be suspended until further notice. In October 2021, the Company was informed by Medtronic that they would no longer be distributing cellular bone products such as FiberCel and, in December 2021, the two companies mutually terminated the associated FiberCel distribution agreement.